                                                                   EXHIBIT 10.16

                           NORD RESOURCES CORPORATION

                            DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the "Agreement") is entered into and made effective as of the 16th day of April, 2004 (the "Effective Date"), by and between MRPGEO, LLC, an limited liability company organized and existing under the laws of the State of Arizona (the "Investor"), and NORD RESOURCES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                    RECITALS

     WHEREAS, the Investor is an owner of certain leasehold rights and mining claims as described in Exhibit A and Exhibit B of that certain Option to Purchase the "Coyote Springs" Property, dated January 28, 2004 (the "Property Agreement") by and among the Company, the Investor, Thornwell Rogers ("Rogers") and South Branch Resources LLC ("SBRLLC" and, together with Rogers and the Investor, the "Sellers"), wherein the Company was granted an option (the "Option") to acquire said leasehold rights and mining claims pertaining to the Coyote Springs property located in Graham County, Arizona (the "Property"); and

     WHEREAS, in accordance with the terms of the agreement pertaining to the Option (the "Property Agreement"), the Company is obligated to pay to the Sellers 199,998 shares of its capital common stock, having a par value of One Cent ($0.01) per share (a "Share"), of which 66,666 Shares are payable to the Investor immediately (the "Initial Shares"); and

     WHEREAS, under the terms of the Property Agreement, and at the election of the Sellers, they may each elect to receive on the first, second, third, and fourth anniversaries of the Agreement either: (i) an additional 66,664 Shares in the aggregate in four installments of 16,666 Shares each or (ii) $70,000 in cash, in four installments of $15,000, $16,670, $18,330 or $20,000, respectively, as well as Shares or cash, at the Seller's option, payable on the fifth anniversary of the Agreement having a dollar amount equal to $533,335 each (these Shares to be paid under the Agreement, other than the Initial Shares, being hereinafter referred to as the "Payment Shares"); and

     WHEREAS, under the terms of the Property Agreement, each of the Sellers is to be granted additional options (the "Share Options") to purchase an additional 99,999 common shares (the "Underlying Shares") in the aggregate, in three installments of 33,333 Underlying Shares each, for a purchase price equal to 15% below the quoted closing price for the Company's common stock as reported by the stock market in which its shares are then publicly traded, on (i) the effective date of this Agreement; (ii) the date which is twenty-four (24) months from the date hereof; and the date which is forty-eight (48) months from the date hereof, respectively, each of which will expire on the date that is thirty-six (36) months from the individual dates on which such options were issued; and

     WHEREAS, this Agreement shall serve as the subscription document to effect the purchase of the Initial Shares and the issuance of the Share Options described above, and shall serve as the basis for exercise of the remaining Payment Shares and Underlying Shares (collectively referred to herein as the "Optioned Shares"), if and to the extent elected in the sole discretion of the Investor.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises, and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Subscription for Initial Shares. By its execution below, the Investor hereby irrevocably subscribes for and accepts, in satisfaction of the requirement of the Company to provide the Initial Shares, 66,666 Shares. Upon receipt of this originally-signed Agreement, the Company shall deliver to the Investor a certificate evidencing the ownership of the Initial Shares, which Initial Shares shall be validly-issued, fully-paid and non-assessable, and free and clear of any liens, security interests, charges, assessments and defects in title (a "Lien"). The certificate shall be recorded on the books and records of the Company in the name of Michael
     R. Powlowski, to whom the right to receive all Shares issuable hereunder has been assigned by the Investor.

2. Grant of Options for Optioned Shares. By its execution of this Agreement, the Company hereby grants to the Investor the option to purchase up to the maximum amount of Payment Shares and Underlying Shares referenced in the Recitals to this Agreement. To the extent that the Investor shall desire to exercise his option with respect to some or all of the Optioned Shares on or before the dates indicated in the Property Agreement, he may do so by submitting (on each date that an exercise of the option rights granted hereunder is made) to the Company a signed original Updating Subscription Form, in the form attached as Exhibit A to this Agreement (an "Updating Form") and, in the case of the Underlying Shares, accompanied by a check in the amount of the exercise price per share times the number of Underlying Shares being purchased thereunder, following the receipt of which the Company shall deliver to the Investor a certificate representing the amount of Shares exercised for and reflected in the applicable Updating Form, which Shares shall upon delivery to the Investor be validly-issued, fully-paid and non-assessable, and free and clear of all Liens. Each subsequent certificate shall be recorded as set forth in Section 1 above, unless otherwise requested by the Investor prior to the issuance thereof by the Company as contemplated herein.

3. Legends on Stock Certificates. Each certificate representing Shares shall contain the following legends on the reverse of such certificate:

          THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR ANY STATE SECURITIES DEPARTMENT, IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) OF THE ACT AND SECTION 44-1844(1) OF THE ARIZONA REVISED STATUTES. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL FOR THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THIS SECURITY.

4. Investor Representations. The Investor hereby represents and warrants to the Company, as of the date hereof, the following:

     (a) the Investor is a limited liability company organized and existing under the laws of the State of Arizona, and has full power and authority to enter into and perform this Agreement, which Agreement, once executed by the Investor, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

     (b) the individual signing this Agreement for and on behalf of the Investor is the duly authorized Managing Member of the Investor, and has full power and authority to enter into and execute this Agreement for and on behalf of the Investor and to make the representations and warranties relied upon by the Company in issuing Shares hereunder;

     (c) with respect to all Shares being acquired by the Investor and/or Mr. Powlowski hereunder:

          (i) each of the Investor and Mr. Powlowski is and/or will be acquiring the Shares for his or its own account, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof; neither the Investor nor Mr. Powlowski has any contract, undertaking, or arrangement with any person to sell, transfer, or otherwise dispose of the Shares (or any portion thereof hereby subscribed for), and has no present intention to enter into any such contract, undertaking, agreement or arrangement;

          (ii) the subscription for Shares by the Investor and/or Mr. Powlowski hereunder is not the result of any form of general solicitation or general advertising;

          (iii) each of the Investor and Mr. Powlowski hereby acknowledge that:
               (A) the offering of the Shares has been made only through direct, personal communication between the Investor and the Company; (B) each of the Investor and Mr. Powlowski has had full access to material concerning the Company's planned business and operations, which material was furnished or made available to each of the Investor and Mr. Powlowski, as requested, by officers or representatives of the Company; (C) the Company has given each of the Investor and Mr. Powlowski the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement the material so furnished; and (D) each of the Investor and Mr. Powlowski understands and acknowledges that the Shares are subject to substantial restrictions upon the transfer thereof, and that a purchaser of the Shares must be prepared to bear the economic risk of such investment for an indefinite period;

          (iv) each of the Investor and Mr. Powlowski understands that the Shares have not been registered under the Securities Act of 1933 (the "Act") or any state securities act (nor passed upon by the SEC or any state securities commission), and that the Shares may never be registered or qualified by each of the Investor and/or Mr. Powlowski under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Shares cannot be sold unless they are subsequently so registered or qualified, or are otherwise subject to any applicable exemption from such registration requirements; and

          (v) each of the Investor and Mr. Powlowski further understand and acknowledge that (A) the Shares have not been registered with the Arizona Securities Commission, and are being issued to Mr. Powlowski in that State pursuant to and in reliance upon the exemption from such registration provided by Section 44-1844 of the Arizona Revised Statutes as a sale of securities within the State not involving any public offering; (B) the Shares may not be resold to any person unless and until such registration has occurred or pursuant to an exemption from registration permitted by the applicable securities laws and regulations of the State of Arizona; and (C) that there are substantial restrictions on transfer of the Shares, as set forth herein and by legend on the reverse side of every certificate evidencing the ownership of the Shares;

     (d) each of the Investor and Mr. Powlowski is either (i) an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act, or (ii) is a sophisticated investor meeting the minimum standards for an investment in an unregistered security under applicable state and federal securities laws and possessing such knowledge and experience as is necessary, individually or together with such person's financial or investment advisors, to make a determination as to the merits and risks of investing in securities generally, and in the Shares; and

     (e) each of the Investor and Mr. Powlowski have been advised to consult with an attorney regarding legal matters concerning the purchase and ownership of the Shares, and with a tax advisor regarding the tax consequences of purchasing such Shares.

5.   Miscellaneous Provisions.

     (a) Notices. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 5(a):

          If to the Company:    Nord Resources Corporation
                                9947 North Calle Solano
                                Tucson, AZ 85737
                                Attn: Erland Anderson, President

          If to the Investor:   MRGPEO, LLC
                                1700 E. Lakeside Dr., No. 57
                                Gilbert, AZ 85234
                                Attn: Mr. Michael R. Powlowski

     (b) Entire Agreement. This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the issuance of securities by the Company to the Investor in satisfaction of its requirements under the Property Agreement, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings between the parties, all of which are merged herein and superseded hereby. Notwithstanding the foregoing, nothing in this Agreement is intended to modify, alter, repeal, replace or otherwise affect the legal rights and obligations among and between the parties with respect to any other aspect of the Property Agreement.

     (c) Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles of original signatures shall be deemed original signatures for all purposes.

     (d) Further Documents and Acts. Each party agrees to execute such other and further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

     (e) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona applicable to contracts to be performed within that state, without giving effect to the law of conflicts of laws applied thereby. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

     (f) Severable Provisions. The provisions of this Agreement are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

THE COMPANY:

NORD RESOURCES CORPORATION:             ATTEST:


By: /s/ Erland Anderson                 By: /s/ Kathy Glidewell
    ---------------------------------       ------------------------------------
    Erland Anderson                         Kathy Glidewell
    President                               Asst. Secretary


THE INVESTOR:

MRGPEO, LLC:                            WITNESS:


By: /s/ Michael R. Pawlowski            By: /s/ J. Gudgeon
    ---------------------------------       ------------------------------------
    Managing Member


MICHAEL R. POWLOWSKI,
in his individual capacity:


By: /s/ Michael R. Powlowski
    ---------------------------------

                                    EXHIBIT A
                            TO SUBSCRIPTION AGREEMENT

                           UPDATING SUBSCRIPTION FORM

            [A Separate Form To Be Completed For Each Exercise Date]

The Undersigned, by signing in the space provided below, does hereby certify to Nord Resources Corporation as follows (capitalized terms used but not otherwise defined in this Form have the meanings given to them in the Subscription Agreement of which this Form constitutes a part):

1. reference is made to that certain Subscription Agreement (the "Subscription Agreement"), dated as of April 16, 2004, between the Undersigned (the "Investor") and Nord Resources Corporation (the "Company"), of which this Updating Subscription Form (the "Subscription Form") is a part;

2. in accordance with the terms of the Subscription Agreement, the Undersigned hereby irrevocably exercises its option and subscribes for ______________ shares of the Common Stock of the Company (the "Payment Shares"), in partial exercise of the Investor's option to receive Optioned Shares and/or purchase Underlying Shares pursuant to Section 2 of the Subscription Agreement;

3. by executing and delivering this Subscription Form to the Company, the Investor hereby makes and confirms each of the representations and warranties made by the Investor in Section 4 of the Subscription Agreement, which representations and warranties are hereby incorporated by reference herein in their entirety as an integral part of this Subscription Form, are expressly true and correct as of the date of this Subscription Form, and upon which the Company may rely in issuing the Payment Shares to the Investor without registration and pursuant to exemption therefrom under federal and Arizona state securities laws as contemplated by the Subscription Agreement; and

4. upon the execution and delivery of this Subscription Form to the Company, calling for such number of Payment Shares as the Investor may then be entitled to pursuant to the Subscription Agreement, the Company shall issue and deliver to the Investor a certificate evidencing such number of Payment Shares and/or Underlying Shares as owned of record by MRGPEO, LLC and/or Michael R. Powlowski, as indicated by the Investor, and such Payment Shares shall be validly-issued, fully-paid, non-assessable and free and clear of any Liens thereon.

Name of Investor:                 MRGPEO, LLC


Signature of Investor:
                                  ------------------------------
                                  Managing Member

Date of this Subscription Form:
                                  ------------------------------